UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 30, 2008

ECHELON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29748	77-0203595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Meridian Avenue

San Jose, California 95126

(Address of principal executive offices, including zip code)

(408) 938-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The disclosure set forth in Item 4.02 below is incorporated herein by reference.

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As reported on April 22, 2008, during the preparation of its financial results for the quarter ended March 31, 2008, Echelon Corporation (“Echelon” or the “Company”) identified an error in its previously reported equity compensation expense for the years ended December 31, 2006 and 2007, including all interim periods contained therein. As a result of this error, Echelon’s Audit Committee concluded that the Company would need to restate its historical financial statements to record additional non-cash charges for stock-based compensation expense.

Since that date, KPMG LLP, the Company’s independent registered public accounting firm, brought to management’s attention that the Company inappropriately accounted for its leases for its corporate headquarters facilities that were entered into in 1999 and 2001, under the guidance in Emerging Issues Task Force Issue 97-10 (“EITF 97-10”), The Effect of Lessee Involvement in Asset Construction, and FASB Statement No. 98, Accounting for Leases. On April 29, 2008, the Audit Committee discussed this issue with KPMG and concluded, with the recommendation of management, that the Company will also need to restate its historical financial statements to reflect as an asset on its balance sheet the costs paid by the Company’s landlord to construct the Company’s headquarters facilities, as well as a corresponding liability, because the Company is the “deemed owner” of the headquarters facilities for accounting purposes. These adjustments will not affect the total cash payments the Company has made or is obligated to make under its lease agreements, nor will they change the total expense to be recognized over the lease term. However, the timing of related expense recognition will be accelerated and the income statement classification of these expenses will change.

The Company is in the process of determining the amounts of such non-cash adjustments and the specific periods to which they relate. However, the Company believes that financial statements and all earnings press releases and similar communications issued by Echelon relating to periods beginning on or after January 1, 2000 through December 31, 2005 should no longer be relied upon.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued by Echelon Corporation on April 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHELON CORPORATION

By:	/s/ Oliver R. Stanfield
Oliver R. Stanfield
Executive Vice President and Chief Financial Officer

Date: April 30, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Echelon Corporation on April 30, 2008.